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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 4, 2006



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)




          Delaware                   0-19027                     84-1057605
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)                Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 8.01:  Other Events

As more fully described in Note 5 to the Consolidated Financial Statements included in Simtek Corporation's Annual Report on Form 10-K filed on April 7, 2006 and Form 10-K/A filed on April 28, 2006 for fiscal year ended December 31, 2005, the Company sold 68,750,000 shares, pre-reverse split (6,875,000 post-reverse split) of its common stock, subject to certain registration rights set forth in the registration rights agreement dated December 30, 2005. Management initially concluded that the net proceeds of $10,332,000 ($8,459,000 received on December 30, 2005 and $1,873,000 received on January 3, 2006) should be recorded as Temporary Equity due to the potential penalties associated with the registration rights agreement and the application of certain accounting rules in light of such penalties. In addition, on September 21, 2006 the Company sold an additional 11,531,711 shares of common stock, pre-reverse split (1,153,171 post-reverse split), subject to certain registration rights set forth in the registration rights agreement dated September 21, 2006, for net proceeds of $4,515,000. Management initially concluded that the net proceeds of $4,515,000 should also be recorded as Temporary Equity due to the potential penalties associated with the registration rights agreement and the application of certain accounting rules in light of such penalties. Management has subsequently determined that both of the transactions should have been recorded in Shareholders' Equity.

The following tables reflect the amounts as previously reported and as restated for each respective balance sheet date:

       December 31, 2005                             As
                                                  Reported       Restated
       (Amounts in thousands)
       Consolidated Balance Sheet:
       Temporary Equity                           $  8,459       $      -
       Common Stock                               $    782       $  1,470
       Additional paid-in capital                 $ 48,282       $ 56,053
       Total shareholders' equity                 $  2,860       $ 11,319



       March 31, 2006                                As
                                                  Reported       Restated
       (Amounts in thousands)
       Consolidated Balance Sheet:
       Temporary Equity                           $ 10,332       $      -
       Common Stock                               $    782       $  1,470
       Additional paid-in capital                 $ 49,366       $ 59,010
       Total shareholders' equity                 $  3,043       $ 13,375


       June 30, 2006                                 As
                                                  Reported       Restated
       (Amounts in thousands)
       Consolidated Balance Sheet:
       Temporary Equity                           $ 10,332       $      -
       Common Stock                               $    786       $  1,474
       Additional paid-in capital                 $ 50,187       $ 59,831
       Total shareholders' equity                 $  2,490       $ 12,822







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       September 30, 2006                            As
                                                  Reported       Restated
       (Amounts in thousands)
       Consolidated Balance Sheet:
       Temporary Equity                           $ 14,847       $      -
       Common Stock                               $      1       $      2
       Additional paid-in capital                 $ 51,430       $ 66,276
       Total shareholders' equity                 $  2,715       $ 17,562


Simtek intends to amend its Form 10-K for the year ended December 31, 2005 and its Forms 10-Q for each of the three months ended March 31, 2006, June 30, 2006 and September 30, 2006. Despite these amendments, management has determined that the financial statements contained in such filings may continue to be relied upon. Indeed, management does not consider the changes underlying these amendments to be material.




































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIMTEK CORPORATION


                                     By: /s/ Brian Alleman
                                         ---------------------------------------
                                         Brian Alleman, Chief Financial Officer


December 7, 2006






































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